UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 24, 2009

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-33008 (Commission File Number)	98-0221142 (IRS Employer Identification #)
Plaza America Tower I 11700 Plaza America Drive, Suite 1010 Reston, Virginia (Address of Principal Executive Offices)	20190 (Zip Code)

(703) 964-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The disclosure provided in Item 5.02 below is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

The disclosure provided in Item 5.02 below is incorporated herein by reference.

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

On June 25, 2009, ICO Global Communications (Holdings) Limited (“Company”) announced that Craig Jorgens, the Company’s President, has resigned as President of the Company and all officer positions with the Company’s subsidiaries, effective June 30, 2009, and was engaged to serve as a consultant to the Company.

In connection with these changes, the Company and Mr. Jorgens executed a Separation and Consulting Agreement on June 24, 2009.  Pursuant to the Separation Agreement, Mr. Jorgens will cease his employee status effective June 30, 2009 and thereafter will no longer participate in the Company’s benefit plans, but stock options and restricted stock awarded for his service as an employee will continue vesting in accordance with the original vesting schedules for so long as he continues to serve the Company as a consultant.  The Separation Agreement also contains covenants relating to non-disparagement, cooperation, confidentiality and releases.  Mr. Jorgens’ Letter Agreement dated April 23, 2006, as amended on December 30, 2008, is terminated effective June 30, 2009.

In conjunction with the Separation Agreement, the Company and Mr. Jorgens entered into a Consulting Agreement, for consulting services beginning July 1, 2009, pursuant to which Mr. Jorgens will continue to work with the Company as a consultant through a period up to February 28, 2010.  Pursuant to the terms of the Consulting Agreement, Mr. Jorgens will receive compensation equal to $49,400 per month plus COBRA benefits for the term of the Consulting Agreement, which terminates on February 28, 2010 unless terminated earlier pursuant to its terms.

The summary of certain provisions of the Separation and Consulting Agreement is qualified in its entirety by reference to the full text of the Separation and Consulting Agreement filed as Exhibit 10.1.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Separation and Consulting Agreement dated as of June 22, 2009 by and between ICO Global Communications (Holdings) Limited and Craig Jorgens.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED (Registrant)

	By:	/s/ John L. Flynn
June 25, 2009		John L. Flynn
Executive Vice President, General Counsel and Corporate Secretary